UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 3, 2023
Expensify, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41043	27-0239450
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
401 SW 5th Ave
Portland, Oregon 97204
(Address of Principal Executive Offices) (Zip Code)
(971) 365-3939
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EXFY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On August 3, 2023, Expensify, Inc. (the “Company”) filed a Certificate of Retirement with the Secretary of State of the State of Delaware to retire 1,249 shares of LT10 common stock, par value $0.0001 per share, of the Company (“LT10 Common Stock”) and 79 shares of LT50 common stock, par value $0.0001 per share, of the Company (“LT50 Common Stock”). All 1,249 shares of LT10 Common Stock and 79 shares of LT50 Common Stock were converted into an aggregate of 1,328 shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”), in connection with the forfeiture to the Company of unvested LT10 Common Stock and LT50 Common Stock. The Company’s Amended and Restated Certificate of Incorporation requires that any shares of LT10 Common Stock or LT50 Common Stock that are converted into shares of Class A Common Stock be retired and may not be reissued.

Effective upon filing, the Certificate of Retirement amended the Amended and Restated Certificate of Incorporation of the Company to reduce the total authorized number of shares of capital stock of the Company by 1,328 shares. The total number of authorized shares of the Company is now 1,059,993,930, such shares consisting of 1,000,000,000 shares designated Class A Common Stock, 24,994,989 shares designated LT10 Common Stock, 24,998,941 shares designated LT50 Common Stock, each with a par value of $0.0001 per share, of the Company, and 10,000,000 shares designated preferred stock, par value $0.0001 per share, of the Company. A copy of the Certificate of Retirement is attached as Exhibit 3.1 hereto.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Retirement of 1,249 Shares of LT10 Common Stock and 79 Shares of LT50 Common Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Expensify, Inc.

By:	/s/ Ryan Schaffer
Name:	Ryan Schaffer
Title:	Chief Financial Officer
Date: August 3, 2023